                       STATEMENT OF ADDITIONAL INFORMATION

                   SCHWAB MONEY FUNDS - SWEEP INVESTMENTS(TM)

                            SCHWAB MONEY MARKET FUND
                          SCHWAB GOVERNMENT MONEY FUND
                         SCHWAB U.S. TREASURY MONEY FUND


                                 APRIL 30, 2000
                            AS AMENDED JUNE 30, 2000


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated April 30, 2000 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the funds at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

The funds are a series of The Charles Schwab Family of Funds (the trust).

                                TABLE OF CONTENTS


                                                                     Page
INVESTMENT OBJECTIVES, SECURITIES, RISKS AND LIMITATIONS........      2
MANAGEMENT OF THE FUNDS.........................................     10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............     14
INVESTMENT ADVISORY AND OTHER SERVICES..........................     14
BROKERAGE ALLOCATION AND OTHER PRACTICES........................     17
DESCRIPTION OF THE TRUST........................................     17
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES...........................................     18
TAXATION........................................................     20
CALCULATION OF PERFORMANCE DATA.................................     22
APPENDIX - RATINGS OF INVESTMENT SECURITIES.....................     24

            INVESTMENT OBJECTIVES, SECURITIES, RISKS AND LIMITATIONS


                              INVESTMENT OBJECTIVES

Schwab Money Market Fund seeks maximum current income consistent with stability of capital.

Schwab Government Money Fund seeks maximum current income consistent with stability of capital.

Schwab U.S. Treasury Money Fund seeks high current income consistent with liquidity and stability of capital.

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. There is no guarantee the funds will achieve their objectives.


The following investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the 1940 Act), unless otherwise noted. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.






                         INVESTMENT SECURITIES AND RISKS

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.

Sometimes the credit quality of these securities is limited to the support provided by the underlying assets, but, in other cases, additional credit support also may be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.


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
The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Based on the primary characteristics of the various types of asset-backed securities, for purposes of a fund's concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets. A fund will limit its investments in each such industry to no more than 25% of its net assets.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.


BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.



CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit, including time deposits, of banks that have capital, surplus and undivided profits in excess of $100 million.


COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Based on the primary characteristics of non-U.S. (foreign) banks, the funds have identified each foreign country as a separate bank industry for purposes of a fund's concentration policy. A fund will limit its investments in securities issued by foreign banks in each country to no more than 25% of its net assets.

CREDIT AND LIQUIDITY SUPPORTS or enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund. Each fund also follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds. These requirements prohibit a taxable money fund from purchasing a security if more than 5% of its total assets would be invested in the securities of a single issuer, although a fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. U.S. government and certain other securities are not subject to this particular regulation.


FOREIGN SECURITIES involve additional risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have more dramatic effects on the value of foreign securities.


In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the converted currencies of each country. The European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require conversion may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift from or to European countries, thereby making the

European market less liquid or more expensive. All of these factors could affect the value of a fund's investments and/or increase its expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the funds, it is not possible to know precisely what impact the conversion will have on the funds, if any, nor is it possible to eliminate the risks completely.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


MATURITY OF INVESTMENTS. Each fund follows the regulations set forth by the SEC that dictate the maturity requirements for money market mutual funds. These requirements prohibit a fund from purchasing a security with a remaining maturity of more than 397 days or maintaining a dollar-weighted average portfolio maturity that exceeds 90 days.


MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are sometimes called demand features or guarantees, and are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.

QUALITY OF INVESTMENTS. The funds follow regulations set forth by the SEC that dictate the quality requirements for money market mutual funds. These require the funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the board of trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment manager. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category. Each fund's holdings of second tier securities will not exceed 5% of its assets, and investments in second tier securities of any one issuer will be limited to the greater of 1% of the fund's assets or $1 million.

Should a security's high-quality rating change after purchase by a fund, the investment adviser would take such action, including no action, as determined to be in the best interest of the fund by the board of trustees. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.

REPURCHASE AGREEMENTS. Repurchase agreements involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be "collateralized" by first tier securities in which the fund could invest directly. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. For example, commercial paper and other promissory notes may be issued under Section 4(2) of the Securities Act of 1933 and may be sold only to qualified institutional buyers, such as the funds, under Securities Act Rule 144A.


Restricted securities may be deemed liquid or illiquid. In order to be deemed liquid, the fund must be able to dispose of the security in the ordinary course of business at approximately the amount the fund has valued the security. In addition, the investment adviser must determine that an institutional or other market exists for these securities. In making this determination, the investment adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the investment adviser monitors a fund's investments in these securities, focusing on factors such as valuation, liquidity and availability of information. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.


STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (FNMA or FANNIE MAE), the Federal Home Loan Mortgage Corporation (FHLMC or FREDDIE MAC), the Student Loan Marketing Association (SLMA or SALLIE MAE), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

U.S. TREASURY SECURITIES are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States Government.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by a fund. In addition, a fund may exercise only its demand rights at certain times. A fund could suffer losses in the event that the issuer defaults on its obligation.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

SCHWAB MONEY MARKET FUND AND SCHWAB GOVERNMENT MONEY FUND MAY NOT:

(1) Purchase securities or make investments other than in accordance with its investment objectives and policies.


(2) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(3) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(4) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(6) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(8) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


SCHWAB U.S. TREASURY MONEY FUND MAY NOT:


(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(2) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(3) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(4) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(6) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(7) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act presently restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Concentration. The Securities and Exchange Commission presently defines concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.

Underwriting. As defined by the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate segregation of assets.


THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.


SCHWAB MONEY MARKET FUND AND SCHWAB GOVERNMENT MONEY FUND MAY NOT:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities, or securities of other investment companies) if, as a result more than 5% of the value of its assets would be invested in the securities of such issuer, except that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(2) Concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities in accordance with its investment objective and policies.

(3) Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(4) Invest for the purpose of exercising control or management of another issuer.

(5)   Invest more than 10% of its net assets in illiquid securities.

(6) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

(9)   Write, purchase or sell puts, calls or combinations thereof.

(10) Make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(11) Invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(12)  Purchase money market securities deemed to mature in more than 397 days.

SCHWAB U.S. TREASURY MONEY FUND MAY NOT:

(1) Purchase securities other than obligations issued by the U.S. Treasury and securities backed by the "full faith and credit" guarantee of the U.S. government that mature in 397 days or less.

(2) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(3)   Invest in commodities or in real estate.

(4) Invest for the purpose of exercising control over management of another company.

(5) Borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

(6) Invest more than 10% of its net assets in securities which are not readily marketable, including securities which are restricted as to disposition; or

(7)   Engage in short sales, except for short sales against the box.


Except with respect to borrowings, concentration of investments and investments in illiquid securities, later changes in values or net assets do not require a fund to sell an investment even if it could not then make the same investment.


                             MANAGEMENT OF THE FUND


The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., are as follows:

                                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH                      THE TRUST
--------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB*                      Chairman, Chief           Chairman and Co-Chief Executive Officer,
July 29, 1937                           Executive Officer and     Director, The Charles Schwab Corporation; Chief
                                        Trustee                   Executive Officer, Director, Charles Schwab
                                                                  Holdings, Inc.; Chairman, Director, Charles
                                                                  Schwab & Co., Inc., Charles Schwab Investment
                                                                  Management, Inc.; Director, The Charles Schwab
                                                                  Trust Company; Chairman, Schwab Retirement Plan
                                                                  Services, Inc.; Chairman and Director until
                                                                  January 1999, Mayer & Schweitzer, Inc. (a
                                                                  securities brokerage subsidiary of The Charles
                                                                  Schwab

                                                                  Corporation); Director, The Gap, Inc. (a
                                                                  clothing retailer), Audiobase, Inc., Vodaphone
                                                                  AirTouch PLC (a telecommunications company) and
                                                                  Siebel Systems (a software company).

STEVEN L. SCHEID*                       President and Trustee     Vice Chairman and Executive Vice President, The
June 28, 1953                                                     Charles Schwab Corporation; Vice Chairman and
                                                                  Enterprise President - Financial Products and
                                                                  Services, Director, Charles Schwab & Co., Inc.;
                                                                  Chief Executive Officer and Chief Financial
                                                                  Officer, Director, Charles Schwab Investment
                                                                  Management, Inc.  From 1994 to 1996, Mr. Scheid
                                                                  was Executive Vice President of Finance for
                                                                  First Interstate Bancorp and Principal Financial
                                                                  Officer from 1995 to 1996.  Prior to 1994, Mr.
                                                                  Scheid was Chief Financial Officer, First
                                                                  Interstate Bank of Texas.

DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates
September 23, 1931                                                (corporate management, marketing and
                                                                  communications consulting firm).  From 1996 to
                                                                  1999, Executive Vice President and Managing
                                                                  Director, Grey Advertising.  From 1990 to 1996,
                                                                  Mr. Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising and
                                                                  marketing/consulting firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (investments).  Prior to 1996, Chairman and
                                                                  Chief Executive Officer of North American Trust
                                                                  (real estate investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and
August 18, 1943                                                   Director, Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management, and investments).


--------

* This trustee is an "interested person" of the trusts.

JEREMIAH H. CHAFKIN*                    Executive Vice            Executive Vice President, Asset Management
May 5, 1959                             President, Chief          Products and Services, Charles Schwab & Co.,
                                        Operating Officer and     Inc.; President and Chief Operating Officer,
                                        Trustee                   Charles Schwab Investment Management, Inc.
                                                                  Prior to September 1999, Mr. Chafkin was Senior
                                                                  Managing Director, Bankers Trust Company.

MARIANN BYERWALTER                      Trustee                   Vice President for Business Affairs and Chief
August 13, 1960                                                   Financial Officer, Stanford University (higher
                                                                  education).  Prior to February 1996, Ms.
                                                                  Byerwalter was Chief Financial Officer of Eureka
                                                                  Bank (savings and loans) and Chief Financial
                                                                  Officer and Chief Operating Officer of America
                                                                  First Holdings, Inc. (holding company).  Ms.
                                                                  Byerwalter also is on the Board of Directors of
                                                                  America First Companies, Omaha, NE (venture
                                                                  capital/fund management) and Redwood Trust Inc.
                                                                  (mortgage finance).

WILLIAM A. HASLER                       Trustee                   Co-Chief Executive Officer, Aphton Corporation
November 22, 1941                                                 (bio-pharmaceuticals). Prior to August 1998, Mr.
                                                                  Hasler was Dean of the Haas School of Business
                                                                  at the University of California, Berkeley
                                                                  (higher education).  Mr. Hasler also is on the
                                                                  Board of Directors of Solectron Corporation
                                                                  (manufacturing), Tenera, Inc. (services and
                                                                  software), Airlease, Ltd. (aircraft leasing) and
                                                                  Mission West Properties (commercial real estate).

GERALD B. SMITH                         Trustee                   Chairman and Chief Executive Officer, Smith
September 28, 1950                                                Graham & Co. (investment management).  Mr. Smith
                                                                  also is on the Board of Directors of
                                                                  Pennzoil-Quaker State Company (automotive).

TAI-CHIN TUNG                           Treasurer and Principal   Senior Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for
                                                                  Robertson Stephens Investment Management, Inc.
                                                                  From 1993 to 1994, she was Vice President of
                                                                  Fund Accounting, Capital Research and



--------

* This trustee is an "interested person" of the trusts.

                                                                  Management Co.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.


Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for Schwab Capital Trust, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each fund is overseen by a board of trustees. The board of trustees meets regularly to review each fund's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of a fund's shareholders. The following table provides information as of the fiscal year ended December 31, 1999, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 40 funds as of December 31, 1999.


                                                                             Pension or             ($)
                                               ($)                           Retirement            Total
 Name of Trustee                     Aggregate Compensation               Benefits Accrued   Compensation from
                                            from each                      as Part of Fund      Fund Complex
                                              Fund                            Expenses
                       ----------------------------------------------
                       Money           Government       U.S. Treasury
                       Market Fund     Money Fund       Fund
---------------------------------------------------------------------------------------------------------------------
Charles R. Schwab            0              0                0                      N/A                       0
Steven L. Scheid             0              0                0                      N/A                       0
William J. Klipp 1           0              0                0                      N/A                       0
Jeremiah H.                  0              0                0                      N/A                       0
Chafkin 2
Mariann                      0              0                0                      N/A                       0
Byerwalter 2
William A. Hasler 2          0              0                0                      N/A                       0



----------------

1 Mr. Klipp departed Charles Schwab & Co., Inc. in 1999 and resigned from the board of trustees effective April 30, 2000.

2 This trustee was first elected by shareholders on June 1, 2000.

                                                                             Pension or             ($)
                                               ($)                           Retirement            Total
 Name of Trustee                     Aggregate Compensation               Benefits Accrued   Compensation from
                                            from each                      as Part of Fund      Fund Complex
                                              Fund                            Expenses
                       ----------------------------------------------
                       Money           Government       U.S. Treasury
                       Market Fund     Money Fund       Fund
---------------------------------------------------------------------------------------------------------------------
Gerald B. Smith 2            0              0                0                      N/A                       0
Donald F. Dorward      $16,218         $3,558           $3,527                      N/A                $121,600
Robert G. Holmes       $16,218         $3,558           $3,527                      N/A                $121,600
Donald R. Stephens     $16,218         $3,558           $3,527                      N/A                $121,600
Michael W. Wilsey      $14,735         $3,237           $3,206                      N/A                $111,600




2 This trustee was first elected by shareholders on June 1, 2000.




                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees have elected to participate in this plan.

Pursuant to the exemptive relief granted to the trust, each fund will purchase and maintain the selected SchwabFund securities in an amount equal to the deemed investments in that fund of the Deferred Fee Accounts of the independent trustees. The exemptive relief granted to the trust permits the funds and the trustees to purchase the selected SchwabFund securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the funds.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of June 14, 2000, the officers and trustees of the trust, as a group owned of record or beneficially less than 1% of the outstanding voting securities of each fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement), between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to the funds, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.


First $1 billion - 0.38%
More than $1 billion but not exceeding $10 billion - 0.35%
More than $10 billion but not exceeding $20 billion - 0.32%
More than $20 billion - 0.30%

Prior to April 30, 1999, for its advisory and administrative services to the Schwab Money Market Fund, the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.46% of the fund's average daily net assets of the first $1 billion, 0.45% of net assets over $1 billion but not in excess of $3 billion, 0.40% of net assets over $3 billion but not in excess of $10 billion, 0.37% of such assets over $10 billion but not in excess of $20 billion and 0.34% of such assets over $20 billion.


For the fiscal years ended December 31, 1997, 1998 and 1999, the Schwab Money Market Fund paid investment advisory fees of $55,434,000 (fees were reduced by $23,541,000), $66,955,000 (fees were reduced by $25,922,000) and $87,724,000
(fees were reduced $20,382,000), respectively.


Prior to April 30, 1999, for its advisory and administrative services to the Schwab Government Money Fund and Schwab U.S. Treasury Money Fund, the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.46% of each fund's average daily net assets of the first $1 billion, 0.41% of net assets over $1 billion not in excess of $2 billion, and 0.40% of net assets over $2 billion.


For the fiscal years ended December 31, 1997, 1998 and 1999, Schwab Government Money Fund paid investment advisory fees of $5,471,000 (fees were reduced by $3,208,000), $5,598,000 (fees were reduced by $3,539,000) and $6,572,000 (fees were reduced $2,455,000), respectively.


For the fiscal years ended December 31, 1997, 1998 and 1999, U.S. Treasury Money Fund paid investment advisory fees of $2,674,000 (fees were reduced by $4,184,000), $3,266,000 (fees were reduced by $5,004,000) and $3,998,000 (fees were reduced $4,790,000), respectively.



The investment adviser and Schwab have contractually guaranteed that, through at least April 30, 2001, the total operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund will not exceed 0.75%, 0.75% and 0.65% respectively, of the average daily net assets, respectively. The amount of the expense cap is determined in coordination with the board of trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                  DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the agreement. Terms of continuation, termination and assignment under the agreement are identical to those described above with respect to the Advisory Agreement.

The funds pay other expenses that typically are connected with the trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the trust on the basis of each fund's relative net assets at the time the expense is incurred.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee from each fund, payable monthly in the amount of 0.25% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee from each fund, payable monthly in the amount of 0.20% of the average daily net assets of each fund.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd, Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the funds and PFPC, Inc., 400 Bellevue Parkway, Wilmington DE 19809, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS

The funds' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trusts and review certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when a trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended December 31, 1999, are included in the funds' annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the funds' portfolio turnover rate for reporting purposes is expected to be zero.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the board of trustees, the investment adviser will select brokers and dealers for the funds on the basis of a number of factors, including, for example, price paid for securities, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to other investment advisory clients, including mutual funds.

The funds expect that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices

The investment decisions for each fund are reached independently from those for other accounts managed by the investment adviser. Such other accounts also may make investments in instruments or securities at the same time as a fund. When two or more accounts managed by the investment adviser have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for a fund. However, it is the opinion of the board of trustees that the benefits conferred by the investment manager outweigh any disadvantages that may arise from exposure to simultaneous transactions.

                            DESCRIPTION OF THE TRUST

Each fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's or class's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The funds may hold special meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at net asset value per share as determined in accordance with the bylaws.

 PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                 PURCHASING AND REDEEMING SHARES OF THE FUNDS


The funds are open each day that both the Federal Reserve Bank of New York (New York Fed) and New York Stock Exchange (NYSE) are open (business days). The following holiday closings are currently scheduled for 2000: Martin Luther King Jr.'s Birthday (observed), President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day

(observed), Thanksgiving Day and Christmas Day. On any day that the New York Fed, NYSE or principal government securities markets close early, such as days in advance of holidays, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received on that day.

As long as the fund or Schwab follows reasonable procedures to confirm that your telephone or internet order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or internet order, providing written confirmation of telephone or internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.


                         EXCHANGING SHARES OF THE FUNDS



Shares of any Schwab Fund, including any class of shares, may be sold and shares of any other Schwab Fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(TM) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your account agreement or by direct order as long as you meet the minimums for direct investments.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a fund's investments at amortized cost with market values. When determining market values for portfolio securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's board of trustees. Fair values may be determined by using actual quotations or estimates of market value, including pricing service estimates of market values or values obtained from yield data relating to classes of portfolio securities.

The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and a fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the board of trustees believed would result in a material dilution to shareholders or purchasers, the board of trustees would promptly consider what action, if any, should be initiated.


If a fund's NAV calculated using market values declined, or was expected to decline, below the fund's $1.00 NAV calculated using amortized cost, the board of trustees might temporarily reduce or suspend dividend payments in an effort to maintain the fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the board of trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's NAV calculated using market values were to increase, or were anticipated to increase above the fund's $1.00 NAV calculated using amortized cost, the board of trustees might supplement dividends in an effort to maintain the fund's $1.00 NAV.


                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.


On each business day that the NAV of a fund is determined, such fund's net investment income will be declared after the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. For each fund, dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. Each fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.


Each fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that fund. If a fund realizes any capital gains, they will be distributed at least once during the year as determined by the board of trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. A fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The funds do not expect to realize any long-term capital gains. However, long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss.

Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment. Note that most states grant tax-exempt status to distributions paid to shareholders from U.S. government securities.

A fund may engage in techniques that may alter the timing and character of its income. A fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.


A fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue



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Service for failure to properly report all payments of interest or dividends; or
(3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

                         CALCULATION OF PERFORMANCE DATA

The funds' current 7-day yields based on the seven days ended December 31, 1999 are stated below and were calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent.

                 7-day Current Yield as of December 31, 1999


                 Schwab Money Market Fund     5.31%

                 Schwab Government Money Fund 4.88%

                 Schwab U.S. Treasury Money   4.63%
                 Fund

The funds' effective yields based on the seven days ended December 31, 1999 are stated below and were calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, with the resulting yield figure carried to at least the nearest one hundredth of one percent.

                7-day Effective Yield as of December 31, 1999


                 Schwab Money Market Fund     5.45%

                 Schwab Government Money Fund 5.00%


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
                 Schwab U.S. Treasury Money   4.74%
                 Fund


A fund also may advertise its average annual total return and cumulative total return. Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates. Cumulative total return is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended December 31, 1999.


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.


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                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION


An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


                         DUFF & PHELPS CREDIT RATING CO.

D-1 is the highest commercial paper rating assigned by Duff & Phelps Credit Rating Co. ("Duff"). Three gradations exist within this rating category: a D-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a D-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a D-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A D-2 rating indicates a good certainty of timely payment; liquidity factors and company fundamentals are sound and risk factors are small.

                                      IBCA

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION


An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.


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
  COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS AND DEPOSIT OBLIGATIONS ISSUED BY
                                      BANKS

                             THOMSON BANKWATCH (TBW)

TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.